UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Appointment of Director

On February 9, 2021, the Board of Directors (the “Board”) of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us” and “our”) increased the size of the Board by one director and elected Mr. Derrick Burks to fill the vacancy created by the increase in the number of directors.

Mr. Burks was a partner at Ernst & Young, LLP, a public accounting firm, from 2002 until his retirement in 2017 and served as the managing partner of the Indianapolis office from 2004 to 2017. Mr. Burks was employed by Arthur Andersen, a public accounting firm, from 1978 to 2002, where he served for three years as the managing partner of the Indianapolis office. Mr. Burks was a director of Vectren Corporation, a publicly traded regional energy company, from 2017 until the time of its sale in 2019 and was a member of its Audit Committee and Finance Committee. He is a former member of the American Institute of CPAs and the Indiana CPA Society and is a former Commissioner of the Indiana State Board of Accountancy. Mr. Burks has been a member of the Indiana University Foundation board of directors since 2019 and a member of the Regenstrief Foundation board of directors since 2020. Mr. Burks’ business experience spans small businesses, large international corporations and public companies. He has extensive merger and acquisition, capital markets, enterprise risk and SEC expertise. Throughout his career he has served companies in various industries, including energy, manufacturing, mass merchandising, and logistics with a focus for more than 25 years in real estate (REITs). He is and has been actively involved in civic and community activities working with various agencies, including Indiana University’s Kelley School of Business Dean’s Advisory Council.

There are no arrangements or understandings between Mr. Burks and ourselves related to his election as a director of the Board. Mr. Burks will not initially serve on a committee of the Board. In addition, the Board undertook a review of the independence of Mr. Burks and affirmatively determined that Mr. Burks is independent in accordance with the NYSE standards.

(b) Departure of Director

On February 9, 2021, Mr. Tao Huang, a member of our Board, informed the Board that he will not stand for reelection at the Company’s 2021 Annual Meeting of Stockholders. Accordingly, Mr. Huang’s service as a member of the Board will cease at the Company’s 2021 Annual Meeting of Stockholders scheduled to be held on April 27, 2021, at which time the Board will be reduced to ten members. Mr. Huang’s decision not to stand for reelection is not a result of any disagreement with other Board members or with our management.

(c) Appointment of Officer

Effective February 9, 2021, Mr. David Eldersveld has been appointed Executive Vice President, Chief Legal Officer and Corporate Secretary. Mr. Eldersveld has been Executive Vice President, General Counsel and Corporate Secretary since he joined the Company in June 2015. Mr. Eldersveld will continue to oversee our law department and our human resources and risk management departments.

(e) 2021 Executive Bonus Plan

On February 9, 2021, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board approved the Executive Bonus Plan for 2021 (the “Plan”). Under the Plan, the bonus potential is based on the achievement of certain performance targets.

The bonus potential under the Plan is as follows:

Name	Title	Bonus Potential
Marguerite Nader	President and Chief Executive Officer	290% of annual salary
Paul Seavey	Executive Vice President and Chief Financial Officer	220% of annual salary
Patrick Waite	Executive Vice President and Chief Operating Officer	220% of annual salary
Roger Maynard	Executive Vice President - Investments	220% of annual salary
David Eldersveld	Executive Vice President, Chief Legal Officer and Corporate Secretary	220% of annual salary

Under the Plan, payment of 70% of the bonus potential is contingent upon the achievement of certain operational targets, including goals related to core community base rental income, core resort base rental income, site and member optimization, core net operating income and expense control, and working capital. The Compensation Committee will have discretion at the end of 2021 to determine an appropriate award based on an evaluation of each of the established goals. Payment of the remaining 30% of the bonus potential is at the discretion of the Compensation Committee based on its assessment of various strategic initiatives established for the executive officer team, as a whole, including the discretion to apportion the aggregate discretionary bonus amount amongst the eligible executives. The amount paid to each executive officer is subject to the discretion of the Compensation Committee. In addition, if the executive officers exceed by specified amounts certain operational targets relating to core community base rental income and core resort base rental income, the total bonus potential may be increased by up to an additional $292,244, which would be shared amongst the eligible executive officers.

Bonus payments will be made in cash and will be paid subsequent to the year ending December 31, 2021 after finalization of our results of operations and upon review and approval by the Compensation Committee.

    This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);
•our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;
•our ability to attract and retain customers entering, renewing and upgrading membership subscriptions;
•our assumptions about rental and home sales markets;
•our ability to manage counterparty risk;
•our ability to renew our insurance policies at existing rates and on consistent terms;
•in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;
•results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;
•impact of government intervention to stabilize site-built single-family housing and not manufactured housing;
•effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;
•the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;
•unanticipated costs or unforeseen liabilities associated with recent acquisitions;
•our ability to obtain financing or refinance existing debt on favorable terms or at all;
•the effect of interest rates;
•the effect from any breach of our, or any of our vendors', data management systems;
•the dilutive effects of issuing additional securities;
•the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and
•other risks indicated from time to time in our filings with the Securities and Exchange Commission.

    In addition, these forward-looking statements are subject to risks related to the COVID-19 pandemic, many of which are unknown, including the duration of the pandemic, the extent of the adverse health impact on the general population and on our residents, customers, and employees in particular, its impact on the employment rate and the economy, the extent and impact of governmental responses, and the impact of operational changes we have implemented and may implement in response to the pandemic.

    For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

    These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
    We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 423 quality properties in 33 states and British Columbia consisting of 161,229 sites as of January 25, 2021. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: February 10, 2021	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer